UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 7, 2005
               Date of Earliest Event Reported: September 29, 2005

                            NATURAL GAS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

              0-27862                                 80-0028196
        (Commission File Number)            (I.R.S. Employer Identification No.)

   820 Gessner, Suite 1340, Houston, Texas                  77024
------------------------------------------------        ------------------
  (Address of Principal Executive Offices)              (Zip Code)

                                 (713) 935-0122
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement

On September 29, 2005, we, Natural Gas Systems, Inc. (the "Company"), through our wholly-owned subsidiary, NGS Technologies, Inc., entered into a Master Services Agreement ("Agreement") with MTEM, LTD., a United Kingdom corporation ("MTEM") to conduct a commercial U.S. application of MTEM's Multi-Transient ElectroMagnetic survey technology at the Company's Delhi Field in Louisiana. On October 3, 2005, we issued a press release regarding the foregoing Agreement.

The foregoing is qualified by reference to Exhibits 10.1 to this Current Report on Form 8-K, which are incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

      Exhibits.

      The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.   Description

10.1          Master Services Agreement, dated September 29,
              2005, by and between the NGS Technologies, Inc. and MTEM, LTD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATURAL GAS SYSTEMS, INC.

Date:  October 7, 2005                  By:  /s/ Robert Herlin
                                             -----------------
                                            Robert Herlin, Chief Executive
                                            Officer

                                  EXHIBIT INDEX
Exhibit No.   Description

10.1          Master Services Agreement, dated September 29,
              2005, by and between NGS Technologies, Inc and MTEM, LTD.